EXHIBIT 99.1

$728,716,000

Approximate(1) (4)

FFMLT 2005-FFA

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates

Overview of the Offered Certificates

Offered Certificates	Approximate Principal Balance (1) (4)	Expected Credit Support(6)	Initial Pass- Through Rate (5)	Fixed / Floating	Estimated Avg. Life (yrs) (2)	Principal Payment Window (2)(3)	Expected S&P/ Moody’s Ratings
A	$544,666 ,000	31.25%	LIBOR + [__]%	Floating	1.12	08/05 – 04/08	AAA/Aaa
M-1	70,328,000	21.85%	LIBOR + [__]%	Floating	5.08	09/09 - 11/10	AA/Aa2
M-2	40,775,000	16.40%	[__]%	Fixed	4.25	01/09 - 11/10	A+/A1
M-3	16,460,000	14.20%	[__]%	Fixed	4.03	11/08 - 11/10	A/A2
M-4	14,964,000	12.20%	[__]%	Fixed	3.95	10/08 - 11/10	A-/A3
B-1	15,711,000	10.10%	[__]%	Fixed	3.89	08/08 - 11/10	BBB+/Baa1
B-2	11,223,000	8.60%	[__]%	Fixed	3.85	07/08 - 11/10	BBB/Baa2
B-3	14,589,000	6.65%	[__]%	Fixed	3.81	06/08 – 11/10	BBB-/Baa3
Total	$728,716,000

Non-Offered Certificates

B-4	11,971,000	5.05%	[__]%	Fixed	N/A	N/A	BB+/Ba1
B-5	$7,481,000	4.05%	[__]%	Fixed	N/A	N/A	BB+/NR

(1)	The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 15% CPR.
(2)	Assuming payment based on the pricing speeds outlined in “Key Terms – Pricing Prepayment Assumption” and to a 10% Clean-up Call on all Offered Certificates.
(3)	The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in March 2025.
(4)	The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5)	See the “Structure of the Offered Certificates” section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(6)	Overcollateralization builds from an initial level of approximately 0.00% to 4.05% commencing in August 2005.

Selected Mortgage Pool Data (1)

Aggregate
Scheduled Principal Balance:	$758,811,144
Number of Mortgage Loans:	15,480
Average Scheduled Principal Balance:	$49,019
Weighted Average Gross Coupon:	9.456%
Weighted Average Net Coupon(2):	8.946%
Weighted Average FICO Score:	662
% Second Lien Loans:	100.00%
Weighted Average Combined Original LTV Ratio:	99.26%
Weighted Average Stated Remaining Term (months):	222
Weighted Average Seasoning (months):	7
% of Fixed-Rate Loans:	100.00%
% Full Doc Loans:	98.18%
% Purchase Loans:	89.00%
% Primary Occupancy Loans:	99.98%
% Single Family Loans and PUD:	86.25%
State with highest representation:	CA 44.03%

(1)	All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

•	The mortgage loans in the transaction consist of fixed rate, second lien residential mortgage loans (the “Mortgage Loans”) originated by or acquired from First Franklin Financial Corporation.
•

Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.00% building to a targeted overcollateralization of 4.05%, excess spread and a Pool Insurance Policy.

•	Approximately 96.08% of the Mortgage Loans as of the Statistical Calculation Date will be covered by a Pool Insurance Policy.
•	National City Home Loan Services, Inc. (“National City”) will act as Servicer for all the Mortgage Loans.
•

None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as “high cost” loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

•	The transaction will be modeled on INTEX as “FFML05FA” and on Bloomberg as “FFML 05-FFA”.
•	The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
Expected Closing Date:	July 21, 2005
Statistical Calculation Date:	June 1, 2005
Cut-off Date:	July 1, 2005
Expected Pricing Date:	Week of July 5, 2005
First Distribution Date:	August 25, 2005

Key Terms
Offered Certificates:	Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates
LIBOR Certificates:	Class A and Class M-1 Certificates
Fixed Rate Certificates:	Class M-2, Class M-3, Class M-4, and Class B Certificates
Class A Certificates:	Class A Certificates
Class M Certificates:	Class M-1, Class M-2, Class M-3, and Class M-4 Certificates
Class B Certificates:	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
Depositor:	GS Mortgage Securities Corp.
Lead Manager:	Goldman, Sachs & Co.
Servicer:	National City
Trustee:	Deutsche Bank National Trust Company
Co-Trustee:	Wachovia Bank, National Association
Pool Insurance Provider:	Radian Insurance Inc.
Servicing Fee Rate:	50 bps
Trustee Fee Rate:	1 bp or less
Distribution Date:	25th day of the month or the following Business Day

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Mortgage Loans:	The trust will consist of closed-end, fixed rate, second lien residential mortgage loans
Record Date:	For any Distribution Date, the last Business Day of the Interest Accrual Period
Delay Days:	0 day delay on the LIBOR Certificates, 24 day delay on the Fixed Rate Certificates
Day Count:	Actual/360 basis for the LIBOR Certificates, 30/360 basis for the Fixed Rate Certificates
Prepayment Period:	The calendar month prior to the month in which the Distribution Date occurs
Due Period:

The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:

For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, from and including the first day of the month prior to the month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment Assumption:	CPR starting at 15% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 35% CPR in month 12 (an approximate 1.818% increase per month), and remaining at 35% CPR thereafter
Excess Spread:

The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 15% CPR:

Initial Gross WAC: (1)	9.4556%
Less Servicing and Trustee Fee:	0.5100%
Net WAC: (1)	8.9456%
Less Initial Wtd. Avg. Certificate Coupon (Approx.): (2)	3.9934%
Initial Excess Spread: (1)	4.9522%
(1)	This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.
(2)

Assumes 1-month LIBOR equal to 3.422%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count.

Servicer Advancing:	Yes as to principal and interest, subject to recoverability
Compensating Interest:

National City will pay compensating interest up to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) the servicing fee received for the related Distribution Date.

Optional Clean-up Call:	The transaction has a 10% Optional Clean-up Call

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Rating Agencies:	Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody’s Investor Services, Inc. will each rate all of the Offered Certificates.
Minimum Denomination:	$25,000 with regard to each of the Offered Certificates
Legal Investment:	It is anticipated that the Offered Certificates will not be SMMEA eligible
ERISA Eligible:	Underwriter’s exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel
Tax Treatment:

All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:

The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE OFFERED CERTIFICATES

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of “Principal Distributions on the Offered Certificates”. Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable from excess cash flow after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) initial overcollateralization of approximately 0.00% building to 4.05% commencing in August 2005 (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 8.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and (4) with respect to approximately 96.08% of the Mortgage Loans as of the Statistical Calculation Date, a Pool Insurance Policy.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Pool Insurance Policy. For any Distribution Date, the Pool Insurance Provider, or its successor, will provide a pool insurance policy on approximately 96.08% of the Mortgage Loans (the “Covered Mortgage Loans”) as of the Statistical Calculation Date, that will cover losses as described in the Pool Insurance Policy after cumulative losses on the Covered Mortgage Loans exceed 9.60% and until cumulative losses on the Covered Mortgage Loans equal 13.60% of the original aggregate principal balance of the respective Covered Mortgage Loans.

Step-Down Date. The earlier of (A) the Distribution Date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 62.50%.

Class	Initial Subordination Percentage(1)	Step-Down Date Percentage
A	31.25%	62.50%
M-1	21.85%	43.70%
M-2	16.40%	32.80%
M-3	14.20%	28.40%
M-4	12.20%	24.40%
B-1	10.10%	20.20%
B-2	8.60%	17.20%
B-3	6.65%	13.30%
(1)Includes Target Overcollateralization amount

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [42]% of the prior period’s Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Distribution Date	Cumulative Realized Loss Percentage:
August 2007 – July 2008	[3.50]% for the first month, plus an additional 1/12th of [2.65]% for each month thereafter
August 2008 – July 2009	[6.15]% for the first month, plus an additional 1/12th of [3.40]% for each month thereafter
August 2009 – July 2010	[9.55]% for the first month, plus an additional 1/12th of [2.70]% for each month thereafter
August 2010 – July 2011	[12.25]% for the first month, plus an additional 1/12th of [1.35]% for each month thereafter
August 2011 and thereafter	[13.60]%

Step-up Coupons. For all Offered Certificates the margin will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1 Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A Pass-Through Rate. The Class A Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus ☐% (☐% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus ☐% (☐% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to

[	]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to

[	]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to

[	]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates’ applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A Certificates’ Pass-Through Rate (without regard to the WAC Cap). Class A Basis Risk Carry Forward Amount will only be payable on the Class A Certificates while their class certificate balance is greater than zero.

Class M-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class M-1 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates’ applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class M-1 Certificates’ Pass-Through Rate (without regard to the WAC Cap). Class M-1 Basis Risk Carry Forward Amount will only be payable on the Class M-1 Certificates while their class certificate balance is greater than zero.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date for the LIBOR certificates) at the related Pass-Through Rate as reduced by that class’s share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and Trustee Fee.

Principal Remittance Amount. On any Distribution Date, the sum of

(i)

all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

(ii)	the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,
(iii)

the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds (including proceeds received from the Pool Insurance Policy) received during the month prior to the month during which such Distribution Date occurs,

(iv)

the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and
(vi)	the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and Trustee Fee) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds (including proceeds from the Pool Insurance Policy) and condemnation awards together with accrued and unpaid interest therein, net of amounts reimbursable to the applicable Servicer for the related advances in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 37.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 56.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 67.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 71.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 75.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 86.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date), and (J) the class certificate balance of the Class B-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)	from the Interest Remittance Amount to the Class A Certificates, their Accrued Certificate Interest,

(ii)	from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii)	from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the Offered Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)	to the Class A Certificates until their class certificate balance has been reduced to zero,
(ii)	to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and
(iii)	to the Class B Certificates sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)	to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution, until their class certificate balance has been reduced to zero,
(ii)

to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii)

to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv)

to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v)

to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi)

to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii)

to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)

to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix)

to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(x)

to the Class B-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(i)	sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,
(ii)	sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,
(iii)	sequentially to the Class A and then to the Class M-1 Certificates any Basis Risk Carry Forward Amount for such classes

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-5 Certificates, fourth to the Class B-4 Certificates, fifth to the Class B-3 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-1 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and eleventh to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product	No Penalty	1-12 Months	13-24 Months	25-36 Months	Total
10 Yr Fixed	$0	$0	$154,333	$0	$154,333
10 Yr Fixed Balloon	212,931	0	986,540	0	1,199,471
15 Yr Fixed	3,560,928	744,341	3,458,502	0	7,763,771
15 Yr Fixed Balloon	53,795,233	5,866,232	80,152,337	0	139,813,801
20 Yr Fixed	7,655,164	2,324,958	11,110,328	0	21,090,450
20 Yr Fixed Balloon	131,754,326	21,798,559	435,099,575	136,858	588,789,318
Total:	$196,978,582	$30,734,089	$530,961,615	$136,858	$758,811,144

Product	No Penalty	1-12 Months	13-24 Months	25-36 Months
10 Yr Fixed	0.00%	0.00%	0.02%	0.00%
10 Yr Fixed Balloon	0.03	0.00	0.13	0.00
15 Yr Fixed	0.47	0.10	0.46	0.00
15 Yr Fixed Balloon	7.09	0.77	10.56	0.00
20 Yr Fixed	1.01	0.31	1.46	0.00
20 Yr Fixed Balloon	17.36	2.87	57.34	0.02
Total:	25.96%	4.05%	69.97%	0.02%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M and Class B Certificates

The assumptions for the breakeven CDR table below are as follows:

•	The Pricing Prepayment Assumption (as defined on page 3 above) is applied
•	1-month LIBOR curves (as of close on June 28, 2005) are used
•	100% loss severity
•	There is a 6 month lag in recoveries
•	Run to maturity with collateral losses calculated through the life of the applicable bond
•	Certificates are priced at par
•	Delinquency Triggers are failing day one

		First Dollar of Loss	LIBOR Flat	0% Return
Class M-1	CDR (%)	16.41	16.65	18.12
	Yield (%)	4.6813	4.1463	0.0096
	WAL	5.06	5.22	5.43
	Modified Duration	4.45	4.5	4.80
	Principal Window	Dec08 - Dec24	Jan09 - Dec24	Apr09 - Dec24
	Principal Writedown	106,735.98 (0.15%)	2,670,470.07 (3.80%)	18,206,244.96 (25.89%)
	Total Collat Loss	220,563,617.08 (29.48%)	223,041,791.19 (29.81%)	237,870,394.33 (31.79%)
Class M-2	CDR (%)	12.82	N/A	14.06
	Yield (%)	5.3960		0.0397
	WAL	6.46		6.71
	Modified Duration	5.3		5.8
	Principal Window	Apr10 - Dec24		Nov10 - Dec24
	Principal Writedown	34,976.38 (0.09%)		14,679,939.75 (36.00%)
	Total Collat Loss	181,422,680.75 (24.25%)		195,398,248.32 (26.12%)
Class M-3	CDR (%)	11.48	N/A	12.08
	Yield (%)	5.5475		0.0876
	WAL	8.28		8.33
	Modified Duration	6.46		7.03
	Principal Window	Jan12 - Dec24		Dec12 - Dec24
	Principal Writedown	52,145.30 (0.32%)		7,509,633.38 (45.62%)
	Total Collat Loss	165,737,265.59 (22.15%)		172,837,716.79 (23.10%)
Class M-4	CDR (%)	10.30	N/A	10.86
	Yield (%)	5.6618		0.0742
	WAL	8.68		8.58
	Modified Duration	6.68		7.26
	Principal Window	May12 - Dec24		Jun13 - Dec24
	Principal Writedown	32,481.65 (0.22%)		7,174,211.88 (47.94%)
	Total Collat Loss	151,393,618.37 (20.24%)		158,264,691.65 (21.15%)
Class B-1	CDR (%)	9.11	N/A	9.70
	Yield (%)	5.9830		0.0399
	WAL	8.86		8.54
	Modified Duration	6.67		7.27
	Principal Window	Jul12 - Dec24		Sep13 - Dec24
	Principal Writedown	103,451.38 (0.66%)		7,989,888.14 (50.86%)
	Total Collat Loss	136,394,593.39 (18.23%)		143,899,987.89 (19.23%)
Class B-2	CDR (%)	8.30	N/A	8.73
	Yield (%)	6.1048		0.1634
	WAL	9.66		9.12
	Modified Duration	7.08		7.66
	Principal Window	Apr13 - Dec24		Aug14 - Dec24
	Principal Writedown	73,172.50 (0.65%)		6,102,189.62 (54.37%)
	Total Collat Loss	125,862,679.35 (16.82%)		131,487,047.25 (17.57%)
Class B-3	CDR (%)	6.51	N/A	7.78
	Yield (%)	6.4562		0.0243
	WAL	7.46		7.33
	Modified Duration	5.79		7.86
	Principal Window	May12 - Oct13		Feb14 - Dec24
	Principal Writedown	6,882.20 (0.05%)		6,902,588.87 (47.31%)
	Total Collat Loss	99,740,724.75 (13.33%)		118,958,093.64 (15.90%)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. An actual/360 Daycount convention is used.

Period	Distribution Date	WAC Cap (%)	Period	Distribution Date	WAC Cap (%)	Period	Distribution Date	WAC Cap (%)
1	Aug-05	7.6676	51	Oct-09	8.9458	101	Dec-13	8.9460
2	Sep-05	8.6570	52	Nov-09	8.6572	102	Jan-14	8.6574
3	Oct-05	8.9456	53	Dec-09	8.9458	103	Feb-14	8.6575
4	Nov-05	8.6570	54	Jan-10	8.6572	104	Mar-14	9.5850
5	Dec-05	8.9456	55	Feb-10	8.6572	105	Apr-14	8.6575
6	Jan-06	8.6570	56	Mar-10	9.5848	106	May-14	8.9460
7	Feb-06	8.6570	57	Apr-10	8.6572	107	Jun-14	8.6575
8	Mar-06	9.5846	58	May-10	8.9458	108	Jul-14	8.9461
9	Apr-06	8.6570	59	Jun-10	8.6572	109	Aug-14	8.6575
10	May-06	8.9456	60	Jul-10	8.9458	110	Sep-14	8.6575
11	Jun-06	8.6570	61	Aug-10	8.6573	111	Oct-14	8.9461
12	Jul-06	8.9456	62	Sep-10	8.6573	112	Nov-14	8.6575
13	Aug-06	8.6570	63	Oct-10	8.9458	113	Dec-14	8.9460
14	Sep-06	8.6571	64	Nov-10	8.6573	114	Jan-15	8.6568
15	Oct-06	8.9456	65	Dec-10	8.9458	115	Feb-15	8.6568
16	Nov-06	8.6571	66	Jan-11	8.6573	116	Mar-15	9.5843
17	Dec-06	8.9456	67	Feb-11	8.6573	117	Apr-15	8.6568
18	Jan-07	8.6571	68	Mar-11	9.5849	118	May-15	8.9453
19	Feb-07	8.6571	69	Apr-11	8.6573	119	Jun-15	8.6568
20	Mar-07	9.5846	70	May-11	8.9459	120	Jul-15	8.9453
21	Apr-07	8.6571	71	Jun-11	8.6573
22	May-07	8.9457	72	Jul-11	8.9459
23	Jun-07	8.6571	73	Aug-11	8.6573
24	Jul-07	8.9457	74	Sep-11	8.6573
25	Aug-07	8.6571	75	Oct-11	8.9459
26	Sep-07	8.6571	76	Nov-11	8.6573
27	Oct-07	8.9457	77	Dec-11	8.9459
28	Nov-07	8.6571	78	Jan-12	8.6573
29	Dec-07	8.9457	79	Feb-12	8.6573
30	Jan-08	8.6571	80	Mar-12	9.2544
31	Feb-08	8.6571	81	Apr-12	8.6573
32	Mar-08	9.2542	82	May-12	8.9459
33	Apr-08	8.6571	83	Jun-12	8.6574
34	May-08	8.9457	84	Jul-12	8.9459
35	Jun-08	8.6571	85	Aug-12	8.6574
36	Jul-08	8.9457	86	Sep-12	8.6574
37	Aug-08	8.6571	87	Oct-12	8.9460
38	Sep-08	8.6572	88	Nov-12	8.6574
39	Oct-08	8.9457	89	Dec-12	8.9460
40	Nov-08	8.6572	90	Jan-13	8.6574
41	Dec-08	8.9457	91	Feb-13	8.6574
42	Jan-09	8.6572	92	Mar-13	9.5850
43	Feb-09	8.6572	93	Apr-13	8.6574
44	Mar-09	9.5847	94	May-13	8.9460
45	Apr-09	8.6572	95	Jun-13	8.6574
46	May-09	8.9458	96	Jul-13	8.9460
47	Jun-09	8.6572	97	Aug-13	8.6574
48	Jul-09	8.9458	98	Sep-13	8.6574
49	Aug-09	8.6572	99	Oct-13	8.9460
50	Sep-09	8.6572	100	Nov-13	8.6574

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. 1-month Forward LIBOR curves (as of close on June 28, 2005) are used and a 30/360 Daycount convention.

Period	Distribution Date	Excess Spread (%)	Period	Distribution Date	Excess Spread (%)	Period	Distribution Date	Excess Spread (%)
1	Aug-05	4.4536	51	Oct-09	4.2494	101	Dec-13	4.4787
2	Sep-05	4.7195	52	Nov-09	4.1549	102	Jan-14	4.4195
3	Oct-05	4.7243	53	Dec-09	4.2404	103	Feb-14	4.4635
4	Nov-05	4.5292	54	Jan-10	4.1462	104	Mar-14	4.8166
5	Dec-05	4.6188	55	Feb-10	4.1427	105	Apr-14	4.5595
6	Jan-06	4.4434	56	Mar-10	4.4116	106	May-14	4.7120
7	Feb-06	4.5058	57	Apr-10	4.1369	107	Jun-14	4.6627
8	Mar-06	4.8028	58	May-10	4.2252	108	Jul-14	4.8170
9	Apr-06	4.4826	59	Jun-10	4.1329	109	Aug-14	4.7671
10	May-06	4.5764	60	Jul-10	4.2218	110	Sep-14	4.8235
11	Jun-06	4.4824	61	Aug-10	4.1282	111	Oct-14	4.9843
12	Jul-06	4.5867	62	Sep-10	4.1259	112	Nov-14	4.9404
13	Aug-06	4.4969	63	Oct-10	4.2140	113	Dec-14	5.1060
14	Sep-06	4.4989	64	Nov-10	4.1201	114	Jan-15	5.0696
15	Oct-06	4.5774	65	Dec-10	3.8862	115	Feb-15	5.1365
16	Nov-06	4.4752	66	Jan-11	3.7868	116	Mar-15	5.5164
17	Dec-06	4.5518	67	Feb-11	3.7833	117	Apr-15	5.2780
18	Jan-07	4.4232	68	Mar-11	4.0687	118	May-15	5.4561
19	Feb-07	4.4452	69	Apr-11	3.7746	119	Jun-15	5.4312
20	Mar-07	4.6808	70	May-11	3.8677	120	Jul-15	5.6163
21	Apr-07	4.4248	71	Jun-11	3.7659
22	May-07	4.4922	72	Jul-11	3.8587
23	Jun-07	4.4055	73	Aug-11	3.7589
24	Jul-07	4.4708	74	Sep-11	3.7548
25	Aug-07	4.3887	75	Oct-11	3.8485
26	Sep-07	4.3774	76	Nov-11	3.7473
27	Oct-07	4.4312	77	Dec-11	3.8407
28	Nov-07	4.3540	78	Jan-12	3.7537
29	Dec-07	4.4030	79	Feb-12	3.7695
30	Jan-08	4.3325	80	Mar-12	3.9814
31	Feb-08	4.3217	81	Apr-12	3.8023
32	Mar-08	4.4132	82	May-12	3.9177
33	Apr-08	4.3023	83	Jun-12	3.8367
34	May-08	4.2081	84	Jul-12	3.9548
35	Jun-08	4.0436	85	Aug-12	3.8759
36	Jul-08	4.1173	86	Sep-12	3.8966
37	Aug-08	4.0927	87	Oct-12	4.0187
38	Sep-08	4.1109	88	Nov-12	3.9423
39	Oct-08	4.1851	89	Dec-12	4.0669
40	Nov-08	4.1344	90	Jan-13	3.9930
41	Dec-08	4.2033	91	Feb-13	4.0204
42	Jan-09	4.1449	92	Mar-13	4.3510
43	Feb-09	4.1488	93	Apr-13	4.0824
44	Mar-09	4.3629	94	May-13	4.2155
45	Apr-09	4.1542	95	Jun-13	4.1494
46	May-09	4.2321	96	Jul-13	4.2863
47	Jun-09	4.1594	97	Aug-13	4.2218
48	Jul-09	4.2432	98	Sep-13	4.2588
49	Aug-09	4.1616	99	Oct-13	4.3971
50	Sep-09	4.1631	100	Nov-13	4.3349

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prepayment Table for the Class A, Class M, and Class B Certificates (To Maturity)

The assumptions for the Prepayment table below are as follows:

•	Run to maturity
•	Assumes that the 25th of each month is a business day
•	Static LIBOR

Class A	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	3.22	2.04	1.12	0.88	0.71	0.59
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	232	190	33	25	20	16

Class M-1	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	8.10	5.89	6.31	4.78	3.74	2.97
First Prin Pay	42	45	50	38	30	23
Last Prin Pay	232	173	144	109	85	67

Class M-2	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	8.09	5.62	4.63	3.51	2.75	2.19
First Prin Pay	42	42	42	32	25	20
Last Prin Pay	232	168	122	92	72	57

Class M-3	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	8.07	5.54	4.40	3.34	2.61	2.08
First Prin Pay	42	41	40	30	24	19
Last Prin Pay	222	158	114	87	68	53

Class M-4	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	8.05	5.50	4.31	3.27	2.56	2.04
First Prin Pay	42	40	39	29	23	18
Last Prin Pay	215	153	110	84	65	52

Class B-1	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	8.02	5.46	4.23	3.21	2.52	2.00
First Prin Pay	42	39	37	28	22	18
Last Prin Pay	208	147	106	81	63	50

Class B-2	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.98	5.42	4.17	3.17	2.48	1.97
First Prin Pay	42	39	36	28	22	17
Last Prin Pay	198	140	101	77	60	47

Class B-3	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.93	5.37	4.11	3.11	2.44	1.94
First Prin Pay	42	38	35	27	21	17
Last Prin Pay	190	134	97	73	57	45

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prepayment Table for the Class A, Class M, and Class B Certificates (To Call)

The assumptions for the Prepayment table below are as follows:

•	Run to call
•	Assumes that the 25th of each month is a business day
•	Static LIBOR

Class A	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	3.04	1.90	1.12	0.88	0.71	0.59
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	135	89	33	25	20	16

Class M-1	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	5.34	5.08	3.83	3.02	2.39
First Prin Pay	42	45	50	38	30	23
Last Prin Pay	135	89	64	48	38	30

Class M-2	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	5.09	4.25	3.21	2.52	2.01
First Prin Pay	42	42	42	32	25	20
Last Prin Pay	135	89	64	48	38	30

Class M-3	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	5.03	4.03	3.05	2.40	1.91
First Prin Pay	42	41	40	30	24	19
Last Prin Pay	135	89	64	48	38	30

Class M-4	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	5.01	3.95	2.99	2.35	1.87
First Prin Pay	42	40	39	29	23	18
Last Prin Pay	135	89	64	48	38	30

Class B-1	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	4.99	3.89	2.94	2.32	1.84
First Prin Pay	42	39	37	28	22	18
Last Prin Pay	135	89	64	48	38	30

Class B-2	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	4.98	3.85	2.92	2.29	1.82
First Prin Pay	42	39	36	28	22	17
Last Prin Pay	135	89	64	48	38	30

Class B-3	50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
WAL	7.41	4.96	3.81	2.88	2.27	1.81
First Prin Pay	42	38	35	27	21	17
Last Prin Pay	135	89	64	48	38	30

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data (1)

The Mortgage Loans - All Collateral

Scheduled Principal Balance:	$758,811,144
Number of Mortgage Loans:	15,480
Average Scheduled Principal Balance:	$49,019
Weighted Average Gross Coupon:	9.456%
Weighted Average Net Coupon: (2)	8.946%
Weighted Average Original FICO Score:	662
Weighted Average Original LTV Ratio:	19.53%
Weighted Average Combined Original LTV Ratio:	99.26%
Weighted Average Stated Remaining Term (months):	222
Weighted Average Seasoning(months):	7

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,000 & Below	2,852	$56,304,730	7.42%	9.854%	645	$19,742	99.58%	99.35%	100.00%
$25,001 - $50,000	7,050	253,281,020	33.38	9.729	653	35,926	99.61	98.51	99.99
$50,001 - $75,000	3,066	187,459,673	24.70	9.464	662	61,141	99.48	98.39	100.00
$75,001 - $100,000	1,452	125,175,807	16.50	9.325	668	86,209	99.41	97.38	100.00
$100,001 - $125,000	606	67,733,726	8.93	9.130	675	111,772	99.30	95.41	100.00
$125,001 - $150,000	302	41,429,080	5.46	8.863	681	137,182	98.14	99.34	99.64
$150,001 - $200,000	138	23,821,927	3.14	8.404	700	172,623	96.60	100.00	100.00
$200,001 - $250,000	11	2,710,846	0.36	8.118	677	246,441	83.93	100.00	100.00
$250,001 - $300,000	3	894,336	0.12	7.580	694	298,112	81.51	100.00	100.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.99% & Below	2	$91,697	0.01%	5.332%	703	$45,848	100.00%	100.00%	100.00%
6.00 - 6.49%	14	670,913	0.09	6.000	665	47,922	99.87	100.00	100.00
6.50 - 6.99%	1	25,805	0.00	6.875	725	25,805	100.00	100.00	100.00
7.00 - 7.49%	5	803,545	0.11	7.250	726	160,709	83.50	100.00	100.00
7.50 - 7.99%	840	61,131,152	8.06	7.958	729	72,775	98.26	99.76	100.00
8.00 - 8.49%	2,054	116,644,390	15.37	8.197	715	56,789	99.23	99.54	100.00
8.50 - 8.99%	2,819	143,797,659	18.95	8.705	677	51,010	99.27	96.22	99.90
9.00 - 9.49%	1,903	96,629,505	12.73	9.248	657	50,777	99.30	97.31	100.00
9.50 - 9.99%	2,088	97,667,541	12.87	9.717	647	46,776	99.52	96.61	100.00
10.00 - 10.49%	1,082	50,029,249	6.59	10.216	630	46,238	99.07	97.09	100.00
10.50 - 10.99%	2,053	88,428,056	11.65	10.704	618	43,073	99.35	99.83	100.00
11.00 - 11.49%	1,333	53,395,700	7.04	11.118	622	40,057	99.68	99.91	100.00
11.50 - 11.99%	1,256	48,281,200	6.36	11.634	610	38,440	99.80	99.76	99.92
12.00 - 12.49%	30	1,214,731	0.16	12.006	609	40,491	99.91	100.00	100.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	832	$50,308,999	6.63%	8.114%	762	$60,468	99.40%	97.99%	100.00%
720 - 739	609	35,720,654	4.71	8.125	728	58,655	99.45	98.57	100.00
700 - 719	1,026	59,547,800	7.85	8.124	708	58,039	99.24	96.84	100.00
680 - 699	1,569	92,079,713	12.13	8.405	689	58,687	99.16	96.35	100.00
660 - 679	2,130	114,191,620	15.05	8.921	668	53,611	99.20	96.85	99.87
640 - 659	2,986	146,745,485	19.34	9.536	649	49,145	99.25	97.85	100.00
620 - 639	3,053	134,023,348	17.66	10.527	629	43,899	99.28	99.85	100.00
600 - 619	3,275	126,193,527	16.63	11.014	609	38,532	99.30	99.93	99.97
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	8	$423,611	0.06%	8.948%	657	$52,951	37.51%	100.00%	100.00%
60.01 - 70.00%	5	745,604	0.10	8.239	654	149,121	69.18	100.00	100.00
70.01 - 80.00%	15	1,652,276	0.22	8.811	642	110,152	78.18	100.00	100.00
80.01 - 85.00%	37	4,543,340	0.60	8.599	662	122,793	83.19	100.00	100.00
85.01 - 90.00%	235	15,417,067	2.03	8.906	663	65,605	89.67	98.50	100.00
90.01 - 95.00%	576	33,071,201	4.36	9.237	664	57,415	94.49	97.46	100.00
95.01 - 100.00%	14,604	702,958,045	92.64	9.487	662	48,135	99.92	98.19	99.97
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Doc	15,245	$745,007,160	98.18%	9.460%	662	$48,869	99.26%	100.00%	99.97%
Limited Doc	225	13,407,075	1.77	9.177	684	59,587	99.34	0.00	100.00
Asset Only	9	358,036	0.05	10.353	635	39,782	99.69	0.00	100.00
Stated Doc	1	38,873	0.01	9.875	656	38,873	100.00	0.00	100.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	13,693	$675,351,652	89.00%	9.427%	664	$49,321	99.43%	98.14%	99.97%
Cashout Refinance	1,487	70,756,931	9.32	9.682	649	47,584	97.90	98.42	100.00
Refinance - No Cashout	300	12,702,562	1.67	9.736	648	42,342	97.67	99.04	100.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	15,478	$758,623,663	99.98%	9.456%	662	$49,013	99.26%	98.18%	100.00%
Non-owner Occupied	2	187,481	0.02	9.555	656	93,741	100.00	100.00	0.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	10,058	$473,597,109	62.41%	9.486%	661	$47,087	99.32%	98.14%	100.00%
PUD	3,435	180,878,481	23.84	9.514	659	52,657	99.08	98.03	99.98
Condo	1,570	80,446,590	10.60	9.216	671	51,240	99.52	98.34	100.00
2-4 Family	417	23,888,964	3.15	9.207	676	57,288	98.70	99.56	99.37
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	4,327	$334,116,804	44.03%	9.129%	674	$77,217	98.96%	98.26%	99.96%
FL	894	35,203,984	4.64	9.570	655	39,378	99.25	96.31	100.00
TX	989	32,676,876	4.31	9.815	652	33,040	99.41	96.95	100.00
CO	622	27,298,703	3.60	9.710	649	43,889	99.38	99.28	100.00
WA	645	26,931,416	3.55	9.673	659	41,754	99.68	97.59	100.00
GA	677	24,604,342	3.24	10.108	646	36,343	99.78	98.46	99.85
OR	662	24,534,751	3.23	9.415	662	37,062	99.68	96.31	100.00
MD	430	22,719,436	2.99	9.801	654	52,836	99.40	98.63	100.00
TN	638	17,242,229	2.27	8.783	642	27,025	99.90	98.72	100.00
MN	419	17,234,378	2.27	9.693	657	41,132	99.60	98.59	100.00
Other	5,177	196,248,224	25.86	9.788	654	37,908	99.46	98.59	100.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
91913	50	$4,583,526	0.60%	8.616%	694	$91,671	99.04%	98.47%	100.00%
92555	43	3,042,736	0.40	9.374	664	70,761	99.97	100.00	100.00
92336	29	2,294,176	0.30	9.088	681	79,110	99.09	100.00	100.00
92592	23	2,195,922	0.29	9.488	658	95,475	99.64	94.33	100.00
92345	43	2,182,986	0.29	9.927	657	50,767	99.83	95.58	100.00
92562	25	2,117,225	0.28	9.533	656	84,689	98.65	100.00	100.00
92880	22	2,083,502	0.27	9.680	653	94,705	99.63	100.00	100.00
92126	23	1,875,603	0.25	8.966	680	81,548	99.31	88.92	100.00
92154	23	1,752,973	0.23	9.014	675	76,216	99.10	100.00	100.00
92571	31	1,750,378	0.23	9.426	664	56,464	99.74	100.00	100.00
Other	15,168	734,932,119	96.85	9.462	662	48,453	99.26	98.19	99.97
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	3,497	$148,931,376	19.63%	9.475%	658	$42,588	99.21%	98.44%	99.97%
181 - 240	11,983	609,879,768	80.37	9.451	663	50,895	99.28	98.12	99.98
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Original FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
20 Yr Fixed Balloon	11,480	$588,789,318	77.59%	9.450%	663	$51,288	99.28%	98.10%	99.97%
15 Yr Fixed Balloon	3,266	139,813,801	18.43	9.469	658	42,809	99.21	98.54	99.97
20 Yr Fixed	503	21,090,450	2.78	9.472	664	41,929	99.25	98.55	100.00
15 Yr Fixed	197	7,763,771	1.02	9.519	664	39,410	99.05	96.64	100.00
10 Yr Fixed Balloon	30	1,199,471	0.16	9.920	642	39,982	99.88	100.00	100.00
10 Yr Fixed	4	154,333	0.02	8.982	664	38,583	98.91	83.67	100.00
Total:	15,480	$758,811,144	100.00%	9.456%	662	$49,019	99.26%	98.18%	99.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.